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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  June 20, 2007

                       Speaking Roses International, Inc.
             (Exact name of registrant as specified in its charter)

              Utah                    0-22515                20-0612376
  (State or other jurisdiction      (Commission           (I.R.S. Employer
        of incorporation)           File Number)         Identification No.)

                               404 Ironwood Drive
                           Salt Lake City, Utah 84115
                    (Address of principal executive offices)

                                 (801) 433-3900
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01         Changes in Registrant's Certifying Accountant.

         On June 20, 2007, Tanner LC resigned as the independent registered public accounting firm for Speaking Roses International, Inc. From the date of Tanner LC's appointment on September 30, 2005, through the date of its resignation, there were no disagreements between the Registrant and Tanner LC on any matter listed under Item 304 Section (a)(1)(iv) A to E of Regulation S-B, including accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Tanner LC would have caused Tanner LC to make reference to the matter in its reports on the Registrant's financial statements. The reports prepared by Tanner LC on the Registrant's financial statements for the years ended December 31, 2006 and 2005 contained neither an adverse opinion nor a disclaimer of opinion; however, such reports contained an explanatory paragraph setting forth that there was substantial doubt as to the Registrant's ability to continue as a going concern.

         There were no reportable events (as defined in Regulation S-K Item 304
(a)(1)(iv) during the years ended December 31, 2006 and 2005 or the subsequent period through the date of Tanner LC's resignation, except that Tanner LC reported in letters dated May 17, 2007 to the Registrant's board of directors and audit committee of the board of directors that it had identified deficiencies that existed in the design or operation of the Registrant's internal control over financial reporting that it considered to be "significant deficiencies" and "material weaknesses". The significant deficiencies consisted of improper documentation of compensation committee minutes and inadequate policies relating to safeguarding of information. The material weaknesses in the Registrant's internal controls consisted of the lack of disclosure controls and the improper application of U.S. generally accepted accounting principles relating to the issuance of common stock with debt restructuring, the issuance of stock options and escalating rent. Tanner LC, through the previously mentioned letters, informed the board of directors and the audit committee of the board of directors that the lack of these internal controls could lead to the Registrant not being in a position to develop reliable financial statements.

         We provided Tanner LC with a copy of this Current Report on Form 8-K on June 21, 2007, prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in Item 4.01 of this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree.

Item 9.01.        Financial Statements and Exhibits.

16.1     Resignation Letter of Tanner LC, dated June 20, 2007.
16.2     Letter of Agreement of Tanner LC, dated June 22, 2007

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: June 22, 2007
                                 SPEAKING ROSES INTERNATIONAL, INC.


                                 By: /s/  David R. Nichols
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                                     David R. Nichols, Chief Financial Officer
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